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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 22, 2003

                           DAWSON GEOPHYISICAL COMPANY
             (Exact name of registrant as specified in its charter)

          Texas                     2-71058                   75-0970548
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                           Identification No.)

                              508 W Wall, Suite 800
                                Midland, TX 79701
                    (Address of Principle Executive Officers)

                                  432/684-3000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

        99.1-Press Release dated July 22, 2003

Item 9. Regulation FD Disclosure

      On July 22, 2003, Dawson Geophysical Company, a Texas Corporation ("DWSN") issued a release announcing its operating results for the quarter ended June 30, 2003. A copy of the press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") under Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 22, 2003                     DAWSON GEOPHYSICAL COMPANY

                                        By:
                                            ---------------------------------
                                              L. Decker Dawson
                                              Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
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99.1 -            Press Release dated July 22, 2003


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